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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Cohen & Steers REIT and Utility Income Fund, Inc.
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             (Exact name of registrant as specified in its charter)

             Maryland                                       51-0488133
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(State of incorporation or organization)         (I.R.S. Employer Identification No.)

     757 Third Avenue, New York, NY                             10017
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(Address of principal executive offices)                      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                         Name of each exchange on which
          to be so registered                         each class is to be registered
--------------------------------------------    -----------------------------------------

     Common Share, $.001 par value                       New York Stock Exchange
--------------------------------------------    -----------------------------------------

--------------------------------------------    -----------------------------------------



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
81-21437 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

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Item 1.  Description of Registrant's Securities to Be Registered.

         A description of the Common Stock, par value $.001 per share (the "Common Stock"), of the registrant to be registered hereunder is set forth in the section entitled "Description of Shares" of the Prospectus that has been filed with the Securities and Exchange Commission ("SEC") in connection with the registrant's Registration Statement on Form N-2 filed on October 3, 2003. as amended December 8, 2003 and December 19, 2003, which description is incorporated herein by reference as filed with the SEC. Such Registration Statement may hereafter be amended or supplemented and filed as part of an amendment to the Registration Statement or otherwise pursuant to Rule 424(b) of the Securities Act of 1933, as amended, is hereby incorporated by reference.

Item 2.  Exhibits.

         The following is a list of exhibits to this Registration Statement which shall be filed with the New York Stock Exchange:

               1. The Company's Registration Statement on Form N-2 (File No. 811-21437), as filed with the Securities and Exchange Commission on October 3, 2003.

               2. Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 811-21437), as filed with the Securities and Exchange Commission on December 8, 2003.

               3. Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 811-21437), as filed with the Securities and Exchange Commission on December 19, 2003.

               4. Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 99.2(a) to the Registration Statement).

               5. By-laws of the Registrant (incorporated by reference to Exhibit 99.2(b) to the Registration Statement).

               6. Form of specimen share certificate (incorporated by reference to Exhibit 99.2(d)(i) to the Registration Statement).

               7. Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 99.2(e) to the Registration Statement).


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                               By:   /s/ Robert H. Steers
                                     ------------------------
                                     Name:  Robert H. Steers
                                     Title: Chairman & Secretary


         Dated: January 9, 2004




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